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                                                                   EXHIBIT 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 18, 1994, included in Enron Corp.'s Annual Report on Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this Registration Statement.




                                        ARTHUR ANDERSEN & CO.





Houston, Texas
June 23, 1994